THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE TO ACCREDITED INVESTORS PURSUANT TO REGULATION D PROMULGATED UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

MILLENNIUM HEALTHCARE INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (“Subscription Agreement”) made as of this ___ day of ________, 2014 between Millennium Healthcare Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, the Company is conducting a private offering (the “Offering”) of up to $20,000,000 (“Maximum Offering Amount”) of the Company’s units (“Unit”), each Unit consisting of one thousand (1,000) shares of common stock, par value $0.0001 per share (“Common Stock” and such shares of Common Stock issued, the “Common Shares”) and one (1) share of Series G Preferred Stock, par value $0.0001 per share (“Series G Preferred Stock” and such shares of Series G Preferred Stock issued, the “Preferred Shares”), having the rights, preferences and limitations as set forth in the Certificate of Designation, in the form of Exhibit A hereto (“Certificate of Designation”), at a purchase price of $1,000.00 per unit. The Offering is being made exclusively to accredited investors pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder; and

WHEREAS, the Subscriber desires to purchase that number of Units set forth on such signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR UNITS; COVENANTS OF THE COMPANY

1.1 Subscription for Units. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such number of Units as is set forth on the signature page hereof. The purchase price is payable by wire transfer to the Company in accordance with the wire instructions set forth on Exhibit C attached hereto.

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1.2 Offering Period. The Units will be offered for sale until the earlier of (i) the date upon which subscriptions for the Maximum Offering offered hereunder have been accepted, (ii) March 31, 2014 (subject to the right of the Company to extend the Offering until June 30, 2014 without further notice to investors), or (iii) the date upon which the Company elects to terminate the Offering (the “Termination Date”). The Offering is being conducted on a “best-efforts” basis.

1.3 Closing. The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions from qualified investors prior to the Termination Date. After the Initial Closing, subsequent closings with respect to additional Units may take place at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”). The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”. Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction. In the event that the any Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.

II. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber represents and warrants to the Company, with the intent that the Company will rely thereon, that:

2.1 Accredited Investor. The Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, it is able to bear the economic risk of any investment in the Securities and the information furnished in the accompanying investor questionnaire, which is attached hereto as Exhibit B, is accurate and complete in all material respects.

2.2 Reliance on Exemptions. The Subscriber acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission (the “Commission”) or any state agency because it is intended to be an offering exempt from the registration requirements of the Securities Act and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

2.3 Investment Purpose. The Subscriber is purchasing the Units as principal for its own account. The Subscriber is purchasing the Units for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement.

2.4 Risk of Investment. The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (b) transferability of the Common Shares and the Preferred Shares are limited; and (c) the Company may require substantial additional funds to operate its business and subsequent equity financings will dilute the ownership and voting interests of Subscriber. Without limiting the generality of the representations set forth in herein, the Subscriber represents that the Subscriber has carefully reviewed the “Risk Factors” attached hereto as Exhibit D (the “Risk Factors”). The Subscriber has received, read carefully and is familiar with this Agreement and the Risk Factors.

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2.5 No Registration. The Common Shares and the Preferred Shares have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available (including, without limitation, under Rule 144 of the Securities Act, as such rule may be amended, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect (“Rule 144”)). The Subscriber represents and warrants and hereby agrees that all offers and sales of the Common Shares and the Preferred Shares shall be made only pursuant to such registration or to such exemption from registration.

2.6 Prior Investment Experience. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Units.

2.7 Information. The Subscriber acknowledges careful review of this Subscription Agreement, including the Certificate of Designation and all other exhibits thereto (collectively, the “Offering Documents”) as well as the Company’s filings with the Commission, as required pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) including, but not limited to the business section and the financial statements contained in the Company’s registration statement on Form 10 filed on December 6, 2013, which are available on the Internet at www.sec.gov, all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Offering Documents, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Documents with its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Documents. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Offering Documents. The undersigned does not desire to receive any further information.

2.8 Investment Decision. In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Subscription Agreement and the purchase of the Units hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Units other than the Offering Documents.

2.9 No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

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2.10 Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Units.

2.11 No Recommendation or Endorsement. The Subscriber understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Units. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement. Any representation to the contrary is a criminal offense.

2.12 No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

2.13 The Subscriber. The Subscriber (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Units, the execution and delivery of this Subscription has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription and make an investment in the Company, and represents that this Subscription constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound;

2.14 Legends. The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Shares and the Preferred Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Subscription Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Common Shares and Preferred Shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

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THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE EXEMPTION FROM THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED PROVIDED BY RULE 506 OF REGULATION D UNDER SUCH ACT AND/OR SECTION 4(2) OF SUCH ACT. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Common Shares and the Preferred Shares upon which it is stamped, if (a) such Preferred Shares are being sold pursuant to a registration statement under the Securities Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Common Shares and the Preferred Shares is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Preferred Shares may be made pursuant to the Rule 144 under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

2.15 Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

2.16 Survival. The representations and warranties of the Subscriber contained herein will be true at the date of execution of this Subscription Agreement by the Subscriber and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Units. The Subscriber agrees that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Units.

III. REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

3.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the Company’s financial condition (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

3.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Offering Documents, and when executed and delivered by the Company will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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3.3 Noncontravention. The execution and delivery of the Offering Documents, the issuance and sale of the Units under the Offering Documents, the fulfillment of the terms of the Offering Documents, and the consummation of the transactions contemplated thereby will not (i) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (1) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, (2) the charter, bylaws or other organizational documents of the Company or any subsidiary or (3) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except for any such conflicts, violations or defaults that are not reasonably likely to have a Material Adverse Effect, or (ii) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness, indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Offering Documents and the valid issuance and sale of the Units to be sold pursuant to the Offering Documents, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

3.4 No Violation. The Company is not (a) in violation of its charter, bylaws or other organizational document; (b) in violation of any law,

IV. Reserved.

V. USE OF PROCEEDS

The proceeds of the Offering will be employed by the Company substantially for general working capital.

VI. INDEMNIFICATION

6.1 The Subscriber agrees to indemnify and hold harmless the Company, placement agent, if any, against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription Agreement, provided, however, that such indemnity, shall in no event exceed the net proceeds received by the Company from the Subscriber as a result of the sale of Units to the Subscriber.

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6.2 The Company agrees to indemnify and hold harmless the Subscriber against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription Agreement.

VII. MISCELLANEOUS

7.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

To the Company:

Millennium Healthcare Inc.

400 Garden City Plaza, Suite 440

Garden City, New York 11530

Attention: Dominick Sartorio

Telephone: 516-628-5500

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Attention: Andrea Cataneo

Telephone: 212-930-9700

Facsimile: 212-930-9725

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

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7.2 Entire Agreement; Amendment; Waiver. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Units then outstanding (or if prior to the closing, the Subscribers purchasing at least a majority of the Units to be purchased at the closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Units then outstanding.

7.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

7.4 Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

7.5 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

7.6 Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Units then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

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7.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.8 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.9 Legal Effect. The Subscriber acknowledges that: (a) it has read this Agreement and the exhibits hereto; and (b) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

7.10 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.11 Independent Legal Advice. The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Agreement and the transactions contemplated herein or have knowingly and willingly elected not to do so

7.12 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[Signature page follows.]

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NUMBER OF UNITS ______ X $1,000.00 = $_________ (the “Purchase Price”)

___________________________	____________________________
Signature	Signature (if purchasing jointly)

___________________________	____________________________
Name Typed or Printed	Name Typed or Printed

___________________________	____________________________
Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

___________________________	____________________________
Entity Name (if applicable)	Entity Name (if applicable

___________________________	____________________________
Address	Address

___________________________	____________________________
City, State and Zip Code	City, State and Zip Code

___________________________	____________________________
Telephone-Business	Telephone-Business

___________________________	____________________________
Telephone-Residence	Telephone-Residence

___________________________	____________________________
Facsimile-Business	Facsimile-Business

___________________________	____________________________
Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Common Shares and Preferred Shares should be issued:

______________________________________________________________________________

Dated:______________, 2014

This Subscription Agreement is agreed to and accepted as of ________________, 2014.

Millennium Healthcare Inc.

By:____________________________________

Name: Dominick Sartorio

Title: Chief Executive Officer

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CERTIFICATE OF SIGNATORY

(To be completed if Units are

being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2014

_______________________________________

(Signature)

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EXHIBIT A

CERTIFICATE OF DESIGNATION

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EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned Subscriber is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act by virtue of being (initial all applicable responses):

______A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,

______A business development company as defined in the Investment Company Act of 1940,

______A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,

______An insurance company as defined in Section 2(13) of the Securities Act,

______An investment company registered under the Investment Company Act of 1940,

______An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

_____A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,

_____An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,

_____A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000. For purposes of this Exhibit A-1, “net worth” means the excess of total assets at fair market value over total liabilities. For purposes of calculating net worth under this section, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this questionnaire, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

_____Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

_____A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years, and has a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this Exhibit A-1, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

_____A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above. (Note: additional documentation may be requested).

____________________________________	_________________________________
Name of Subscriber (Print)	Name of Joint Subscriber (if any) (Print)
____________________________________	_________________________________
Signature of Subscriber	Signature of Joint Subscriber (if any)
____________________________________	_________________________________
Capacity of Signatory (for entities)	Date

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EXHIBIT C

WIRE INSTRUCTIONS

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EXHIBIT D

RISK FACTORS

An investment in the Company’s common stock involves an extremely high degree of risk.  You should carefully consider the risks described below and the other information contained in this prospectus before deciding to invest in the Company’s common stock.  You should only purchase our securities if you can afford to suffer the loss of your entire investment.

RISKS RELATED TO OUR BUSINESS

The Company has incurred loss since inception and the Company’s auditor has expressed substantial doubt about our ability to continue as a going concern.

The Company commenced generating revenues from operations in 2011, and raised funds during 2012 from the sale of common stock in the amount of $216,000; the additional funding through preferred stock in the amount of $477,500; and through the issuance of various notes in the amount of $1,990,000. However, the Company incurring losses of $5,740,481 in the nine months ended September 30, 2013 and $17,952,356 for the year ended December 31, 2012. The Company had losses of approximately $844,023 for the nine months ended September 30, 2013 and $888,899 for the year ended December 31, 2012 from operations that did not include the fair value of common stock issued for services rendered, under employment/consulting agreements and depreciation and amortization expenses. The Company had an accumulated deficit in the amount of $41,056,056 and cash of $46,079 as of September 30, 2013.

In their report dated June 6, 2013, the Company’s then independent registered auditor, KBL, LLP, stated that the Company’s financial statements for the fiscal year ended December 31, 2012, were prepared assuming that it would continue as a going concern. However, they also expressed substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is an issue raised as a result of significant losses due to certain debt instruments. The Company’s continue to experience operating losses. We can give no assurance as to our ability to raise sufficient capital or our ability to continue as a going concern.

The Company’s success depends on the successful raise of sufficient working capital.

The success of the Company’s business strategy depends on the Company’s ability to successfully secure raising additional working capital. The Company’s ability to continue as a going concern is an issue raised as a result of significant losses due to certain debt instruments. The Company also continues to experience operating losses. Although not specifically determined at this time, the company intends to continue to investigate and pursue options and methods of raising capital to meet its financing needs and financial goals, however we can give no assurance as to our ability to raise such sufficient capital or our ability to continue as a going concern.

The Company is dependent on the continued participation and level of service of its third-party service provider(s).

The Company relies on third-party service providers to provide certain services to us and/or our customers. If any of these third-party service providers stop supporting the Company or if our network of providers does not expand, we will likely have to expand our internal team to meet the needs of our customers, which could increase our operating costs and result in lower gross margins. We can make no assurance that we will be able to establish and maintain the third-party relationships or establish additional relationships as necessary to support growth and profitability of our business on economically viable terms.

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Defects, failures or quality issues associated with the products the Company distributes could lead to recalls or safety alerts, negative publicity regarding the Company and litigation, including product liability claims, that could adversely affect its business and reputation and result in loss of customers. Loss reserves are difficult to estimate.

The design, manufacture and marketing of medical devices of the types the Company distributes entail inherent risks. There are a number of factors that could result in an unsafe condition, injury or death of a patient with respect to products that the Company distributes, including quality issues, component failures, manufacturing flaws, unanticipated or improper uses of the products, design defects or inadequate disclosure of product-related risks or product-related information. Any of these issues could lead to a recall of, or safety alert relating to, one or more of the products distributed by the Company. Any recall, whether voluntary or required by the FDA could result in significant costs and significant negative publicity. Negative publicity including regarding a quality or safety issue, whether accurate or inaccurate, could reduce market acceptance of the products, harm the Company’s reputation, decrease demand for the products, result in the loss of customers, lead to product withdrawals and/or harm the Company’s ability to successfully launch and market in the future. The foregoing problems could also result in enforcement actions by state and federal governments or other enforcement bodies, or product liability claims or lawsuits including those being brought by individuals or by groups seeking to represent a class or establish multi-district litigation proceedings, and a material adverse effect on our business, results of operations, financial condition and/or liquidity.

Healthcare reform could impact the demand for the Company’s services.

The Patient Protection and Affordable Care Act and The Health Care and Education Reconciliation Act of 2010, or the “Affordable Care Act”, were signed into law in March 2010 and will result in significant reforms to the U.S. healthcare system and the structure of the healthcare provider delivery system.  The full impact of the Affordable Care Act is uncertain, and will depend on future regulations and guidance to be promulgated by the Centers or Medicare & Medicaid Services.  Any new reimbursement methodologies and mechanisms adopted by Medicare, Medicaid or other commercial third party payors as a direct or indirect result of the affordable care Act could have an impact on the demand and reimbursement for our services.

The Company faces competition from existing providers, as well as new providers entering its markets.

The Company’s medical equipment and device business operates in competitive areas and markets. Basic barriers to entry-level product distribution in the healthcare industry can be relatively low and the products the Company distributes may face challenges in market adoption due to the reliance of physicians and other medical professionals on existing devices, equipment and diagnostic tools. In addition, physicians and other medical professionals may view certain devices distributed by the Company as a screening tool for existing illnesses, rather than as an early detection or preventative tool. As a result, certain products may be deemed to compete directly with existing, established procedures, which could impair market adoption of such products.

The Company’s physician practice administration business operates in competitive areas and markets. The Company’s clients compete with other PAD practice management providers, practices and surgical clinics that provide PAD and atherectomy procedures and vascular surgeons. Basic barriers to entry-level practice management in the cardiovascular and PAD care industry can be relatively low.

New distributors and new healthcare providers that enter the Company’s markets impact the Company’s market share, business volume and growth rates. Increased competitive pressures require the Company to commit resources to marketing efforts, which impacts the Company’s margins and profitability. There can be no assurance that the Company will be able to compete effectively with existing providers in its markets or that new competitors will not enter into its markets. These existing and new competitors may have greater financial and other resources than the Company does. Increased competition could also make it more difficult for the Company to expand its business.

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The development of alternative treatments could diminish demand for the Company’s services.

The healthcare industry is dynamic, and new, technologically intensive devices are constantly under development. New devices that are more effective could decrease patient demand or profitability for the products that the Company currently distributes and patients could seek treatment elsewhere.

If the Company is found not to be in compliance with applicable laws and regulations, it could be subject to significant fines or penalties, be forced to curtail certain of our operations or rearrange material agreements to its detriment.

The Company is subject to numerous federal and state laws and regulations, including, but not limited to, federal and state anti-kickback laws, controlled substances laws, the federal Stark law and state self-referral laws, false claims laws, the HIPAA, Medicare and Medicaid regulations and laws regulating the business of insurance. These laws and regulations are extremely complex and could be subject to various interpretations. Many aspects of the Company’s business, to date, have not been the subject of federal or state regulatory review and the Company may not have been in compliance at all times with all applicable laws and regulations. If the Company is found by a court or regulatory authority to have violated any applicable laws or regulations, the Company could be subject to significant fines or penalties or be forced to curtail certain of its operations.

The Company’s success depends on retaining key members of its management team.

The success of the Company’s business strategy depends on the continued contribution of key members of its management team. The loss of key members of this team could disrupt its growth plans and its ability to implement its business strategy.

Economic instability could continue to adversely affect the Company.

Financial markets and the economies in the United States and internationally may continue to experience disruption and volatility as they have in recent years and conditions could worsen. As a result, the economic environment (including deteriorating economic conditions in certain countries in Europe) may, among other things:

●	increase the sales cycle for certain of our products;

●	slow the adoption of new technology;

●	adversely affect the Company’s suppliers, which could disrupt the Company’s ability to distribute the products; and

●	limit the Company access to capital on terms acceptable to the Company.

These conditions may continue in the future. Any of these conditions could have a material adverse effect on the Company’s business, results of operations, financial condition and/or liquidity.

We may be subject to significant liability claims and litigation, including potential exposure from the use of our product candidates as well as from physician locations under management, and our insurance may be inadequate to cover claims that may arise.

Our business exposes us to potential liability risks inherent in the administration and support of healthcare facilities and the processing, marketing and distribution of medical device products. Such liability claims may be expensive to defend and result in large judgments against us. We face an inherent risk of product liability exposure related to current and any future product candidates and will face an even greater risk with respect to any commercial sales of such products once distribution begins. No product candidate has been widely used over an extended period of time, and therefore safety data is limited. The manufacturing process and handling requirements are extensive, which increases the risk of quality failures and subsequent product liability claims.

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We will need to increase our insurance coverage when we begin commercializing product candidates, if ever. At that time, we may not be able to obtain or maintain product liability insurance on acceptable terms with adequate coverage or at all, or if claims against us substantially exceed our coverage, then our financial position could be significantly impaired.

Whether or not we are ultimately successful in any product liability litigation that may arise, such litigation could consume substantial amounts of our financial and managerial resources, decreased demand for our products and injure our reputation.

We seek to maintain errors and omissions, directors and officers, workers' compensation and other insurance at levels we believe to be appropriate to our business activities. If, however, we were subject to a claim in excess of this coverage or to a claim not covered by our insurance and the claim succeeded, we would be required to pay the claim from our own limited resources, which could have a material adverse effect on our financial condition, results of operations and business. Additionally, liability or alleged liability could harm our business by diverting the attention and resources of our management and damaging our reputation.

There is no guarantee that the market for our products or services will develop, and it exposes us to risks inherent in the long-term distribution and growth of our products and services.

There currently is no significant global market for our product candidates, nor is there any guarantee that such markets will develop in the near future, or at all. Adverse outcomes or limitations of our products or services, including, but not limited to damage, destruction or a failure in performance or facility or systems of our service providers, could harm our reputation and business and expose us to significant liability from customers. While we believe that we will procure insurance to cover certain of these risks, we may in fact have insufficient insurance to cover losses beyond the limits on its policies, which could have a material adverse effect on our financial condition.

Health care companies have been the subjects of federal and state investigations, and we could become subject to investigations in the future.

Both federal and state government agencies have heightened civil and criminal enforcement efforts. There are numerous ongoing investigations of health care companies, as well as their executives and managers. In addition, amendments to the Federal False Claims Act, including under Healthcare Reform, have made it easier for private parties to bring “ qui tam ” (whistleblower) lawsuits against companies under which the whistleblower may be entitled to receive a percentage of any money paid to the government. The Federal False Claims Act provides, in part, that an action can be brought against any person or entity that has knowingly presented, or caused to be presented, a false or fraudulent request for payment from the federal government, or who has made a false statement or used a false record to get a claim approved. The government has taken the position that claims presented in violation of the federal anti-kickback law, Stark Law or other healthcare-related laws, including laws enforced by the FDA, may be considered a violation of the Federal False Claims Act. Penalties include substantial fines for each false claim, plus three times the amount of damages that the federal government sustained because of the act of that person or entity and/or exclusion from the Medicare program. In addition, a majority of states have adopted similar state whistleblower and false claims provisions.

We are not aware of any government investigations involving any of our physician facilities or management. While we believe that we are in material compliance with applicable governmental healthcare laws and regulations, any future investigations of our business, clients or executives could cause us to incur substantial costs, and result in significant liabilities or penalties, as well as damage to our reputation.

It is uncertain to what extent the government, private health insurers and third-party payors will approve coverage or provide reimbursement for the products distributed or the physician practices to which our administration services relate. Availability for such reimbursement may be further limited by an increasing uninsured population and reductions in Medicare and Medicaid funding in the United States.

To the extent that health care providers cannot obtain coverage or reimbursement for cardiovascular procedures and treatment or for medical device products, they may elect not to provide such therapies and products to their patients and, thus, may not need our products or services. Further, as cost containment pressures are increasing in the health care industry, government and private payors may adopt strategies designed to limit the amount of reimbursement paid to health care providers.

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Similarly, the trend toward managed health care and bundled pricing for health care services in the United States, which may accelerate under the healthcare reform legislation approved by Congress on March 23, 2010 and thereafter signed into law (“Healthcare Reform”), could significantly influence the purchase of healthcare support services and products, resulting in lower prices and reduced demand for our products and support services.

Federal health care programs, such as Medicare, are subject to changes in coverage and reimbursement rules and procedures, including retroactive rate adjustments. These contingencies could materially decrease the range of physician services and products covered by such programs or the reimbursement rates paid directly or indirectly to physicians could significantly influence the products sold to, and our administration and support services for, such physicians and their facilities. To the extent that any health care reform favors the reimbursement of other product and services over products and services the company provides, such reform could affect our ability to sell our products and services, which may have a material adverse effect on our revenues.

The limitation on reimbursement available from private and government payors may reduce the demand for, or the price of, physician services and products, which could have a material adverse effect on our revenues. Additional legislation or regulation relating to the health care industry or third-party coverage and reimbursement may be enacted in the future which could adversely affect the revenues generated from the sale of our products and services provided to such healthcare facilities.

Furthermore, there has been a trend in recent years towards reductions in overall funding for Medicare and Medicaid. There has also been an increase in the number of people who do not have any form of health care coverage in recent years and who are not eligible for or enrolled in Medicare, Medicaid or other governmental programs. The extent to which the reforms brought about under Healthcare Reform may be successful in reducing the number of such uninsured is unclear, and the reduced funding of governmental programs and increase in uninsured populations could have a negative impact on the demand for our administration services to the extent they relate to such products sold and administrative services provided to physician facilities which are reimbursed by government and private payors.

Additionally, and more specifically reimbursements and reimbursement rates for Peripheral Arterial Disease (PAD) procedures are currently under review and a negative change could drastically affect the Company’s ability to successfully and profitably perform practice management and administration for physicians which could further result in the discontinuance of that business segment.

Unintended consequences of recently adopted healthcare reform legislation in the U.S. may adversely affect our business.

The healthcare industry is undergoing fundamental changes resulting from political, economic and regulatory influences. In the U.S., comprehensive programs are under consideration that seek to, among other things, increase access to healthcare for the uninsured and control the escalation of healthcare expenditures within the economy. On March 23, 2010, healthcare reform legislation was approved by Congress and has been signed into law. While we do not believe this legislation will have a direct impact on our business, the legislation has only recently been enacted and requires the adoption of implementing regulations, which may have unintended consequences or indirectly impact our business. For instance, the scope and implications of the recent amendments pursuant to the Fraud Enforcement and Recovery Act of 2009 (“FERA”), have yet to be fully determined or adjudicated and as a result it is difficult to predict how future enforcement initiatives may impact our business. Also, in some instances our clients may be health insurers that will be subject to limitations on their administrative expenses and new federal review of “unreasonable” rate increases that could impact the prices they pay for our services. If the legislation causes such unintended consequences or indirect impact, it could have a material adverse effect on our business, financial condition and results of operations.

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Defects or disruptions in our services and products along with changes in reimbursement rates and procedures could diminish demand, delay or defer collection cycles for accounts receivable and subject us to substantial liability.

Because our products and service are complex, our services may be subject to errors and our products may have defects that are identified after use that could result in unanticipated downtime for our customers and harm our reputation and our business. We have from time to time found defects and errors in our services and products and new defects and errors may be detected in the future. In addition, our customers may use products and services in unanticipated ways that may cause a disruption in service or product use. Since our customers use our products and services for important aspects of their business, any errors, defects, disruptions in service or other performance problems with our products or services could hurt our reputation and may damage our customers’ businesses. Furthermore, our customers are physician and healthcare profession facilities who rely on health care programs, such as Medicare, for medical procedures performed and medical devices used in their practices and are subject to changes in coverage and reimbursement rules and procedures, including retroactive rate adjustments. These contingencies could materially decrease the range of physician services and products covered by such programs or the reimbursement rates paid. If that occurs, customers could elect not to renew, or delay or withhold payment to us, we could lose future sales or customers may make warranty claims against us, all of which could result in an increase in our provision for doubtful accounts, an increase in collection cycles for accounts receivable, create substantial doubt on account collectability or the expense and risk of litigation.

RISKS ASSOCIATED WITH INVESTING IN THE COMPANY’S COMMON STOCK

The Company’s Stock Has Historically Had a Limited Market and the Trading Prices May Be Volatile.

The market price of the Company’s shares of common stock may be based on factors that may not be indicative of future market performance.  Consequently, the market price of the Company’s common stock may vary greatly.  There is a significant risk that the Company’s stock price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond the Company’s control:

●	variations in the Company’s quarterly operating results;

●	announcements that the Company’s revenue or income/loss levels are below analysts’ expectations;

●	general economic slowdowns;

●	changes in market valuations of similar companies;

●	announcements by the Company or its competitors of significant contracts; or

●	acquisitions, strategic partnerships, joint ventures or capital commitments.

Because the Company’s Shares Are Deemed “Penny Stocks,” You May Have Difficulty Selling Them In The Secondary Trading Market.

The SEC has adopted regulations which generally define a “penny stock” to be any equity security that has a market price (as therein defined) of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions.  Additionally, if the equity security is not registered or authorized on a national securities exchange that makes certain reports available, the equity security may also constitute a “penny stock.”  As the Company’s common stock comes within the definition of penny stock, these regulations require the delivery by the broker-dealer, prior to any transaction involving the Company’s common stock, of a risk disclosure schedule explaining the penny stock market and the risks associated with it. The broker-dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker-dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account.  In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  These disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. The ability of broker-dealers to sell the Company’s common stock and the ability of shareholders to sell the Company’s common stock in the secondary market would be limited.  As a result, the market liquidity for the Company’s common stock would be severely and adversely affected. The Company can provide no assurance that trading in the Company’s common stock will not be subject to these or other regulations in the future, which would negatively affect the market for the Company’s common stock.

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The Company Will Be Subject To The Reporting Requirements Of Federal Securities Laws, Which Can Be Expensive.

Upon the effectiveness of this registration statement, the Company will become subject to the information and reporting requirements under the Securities Exchange Act of 1934 and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act of 2002.  The costs of preparing and filing annual and quarterly reports and other information with the SEC will cause our expenses to be higher than they would be if the Company was a privately-held company.

The Company’s failure to maintain effective internal control over financial reporting could lead to inaccuracies in its reported financial results.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.  If the Company’s independent registered public accounting firm were to determine that a significant deficiency were to exist, or if the Company was otherwise unable to achieve and maintain effective internal controls on a timely basis, management would not be able to conclude that we have effective internal control over financial reporting for purposes of Section 404 of the Sarbanes-Oxley Act of 2002.  In addition, the Company’s independent registered public accounting firm would not be able to certify as to the effectiveness of its internal control over financial reporting.  Moreover, any failure to establish and maintain effective systems of internal control and procedures may impair its ability to accurately report its financial results.  Such failures and the reporting that the Company’s system of internal controls over financial reporting was not effective could result in a restatement of its financial statements and cause investors to lose confidence in the reliability of its financial statements, which could result in a decline in the Company’s stock price.

In addition to potential dilution associated with future fundraising transactions, we currently have significant numbers of securities outstanding that are convertible into or exercisable for our Common Stock, which could result in significant additional dilution and downward pressure on our stock price.

The issuance of these shares in the future would result in significant dilution to our current stockholders and could adversely affect the price of our Common Stock and the terms on which we could raise additional capital. In addition, the issuance and subsequent trading of shares could cause the supply of our Common Stock available for purchase in the market to exceed the purchase demand for our Common Stock. Such supply in excess of demand could cause the market price of our Common Stock to decline.

Actual and beneficial ownership of large quantities of our Common Stock and certain Preferred Stock by our executive officers and directors may substantially reduce the influence of other stockholders.

As a result, such persons may have the ability to exercise enhanced control and influence over the approval process for actions that require stockholder approval, including the approval of mergers, sales of assets or other significant corporate transactions or other matters submitted for stockholder approval. Furthermore, at certain times the interests of our substantial stockholders may conflict with the interests of our other stockholders.

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If we are unsuccessful in raising the required capital or building or contracting for commercial sales and marketing capabilities in the United States, our revenues from any future products will be adversely affected.

We currently have no capabilities or experience in the selling, marketing or commercial distribution of medical device products. We currently have product candidates that are ultimately approved for marketing, and would need to hire and develop an internal sales and marketing organization and/or outsource these functions to one or more third parties.

We may be unable to secure the required capital or be unable to establish sufficient marketing, sales and distribution capabilities necessary to successfully inventory, commercialize and gain market acceptance for any of our product candidates. In addition, co-promotion or other marketing arrangements with third parties to commercialize product candidates could significantly limit the revenues we recognize from such product candidates, and these third parties may fail to commercialize the product candidates successfully.

Factors outside the Company's control could require us to record an asset impairment of goodwill.

We are required to analyze goodwill and other intangible assets for impairment. Factors out of the Company's control, including, but not limited to the economic environment, market capitalization, federal and local government regulations and anticipated cash flows of the Company could require us to record an impairment charge for goodwill. The accounting guidance establishes a method of testing goodwill for impairment on an annual basis, or on an interim basis if an event occurs that would reduce the fair value of a reporting unit or an indefinite-lived intangible asset below its carrying value. If an impairment is found to exist, we will be required to record a non-cash asset impairment charge which could be significant.

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